UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 10, 2006
EASTERN AMERICAN NATURAL GAS TRUST
(Exact name of Registrant as specified in its charter)

Delaware	1-1174	36-7034603
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
JPMorgan Chase Bank, N.A., Trustee
Institutional Trust Services
221 West Sixth Street, 1st Floor
Austin, Texas 78701
(Address of principal executive offices)
Registrant’s Telephone Number, including area code: (800) 852-1422
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
     On August 10, 2006 the Registrant issued a press release announcing that the independent financial advisor retained by the Registrant to assist with an evaluation of the revised offer commenced by Ensource Energy Income Fund LP on July 31, 2006 has rendered a written opinion to the effect that, based upon and subject to the matters set forth therein, the revised Ensource offer is inadequate from a financial point of view to the holders of Trust units, and that the Trust has filed a Statement on Schedule 14D-9 (Amendment No. 2) with the Securities and Exchange Commission in which, based in part on the opinion of the financial advisor, the Trust recommends that Unitholders not tender their units in the revised offer. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.
ITEM 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press Release dated August 10, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Eastern American Natural Gas Trust

By:	JPMorgan Chase Bank, N.A., as Trustee

By:	/s/ Mike Ulrich

Name:	Mike Ulrich
Title:	Vice President
Date: August 10, 2006
Exhibit Index

Exhibit Number	Description

99.1	Press Release dated August 10, 2006.